UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 3, 2014

WIRELESS ATTACHMENTS, INC.

(Exact name of small business issuer as specified in its charter)

Colorado	333-175825	27-3515499
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2789 S. Lamar Street

Denver, Colorado 80227

(Address of principal executive offices)

(303) 763-7527

(Issuer’s telephone number)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.     Changes in Registrant’s Certifying Accountant

(b) Engagement of Independent Certifying Accountant

On February 3, 2014, Wireless Attachments, Inc. (the “Company”) dismissed AJ Robbins, PC (“AJ Robbins”) as its independent registered public accounting firm and appointed Haynie & Company, PC (“Haynie”) as the Company’s independent registered public accounting firm as of February 3, 2014. The Company was notified by AJ Robbins that all the partners and employees of AJ Robbins would be providing services for Haynie in its Littleton Colorado office.

The Company engaged AJ Robbins to audit its financial statements for the year ended March 31, 2014, and AJ Robbins performed reviews of its unaudited financial statements for the quarters ended June 30, 2013 and September 30, 2013, in conjunction with the annual audit. The decision to change accountants was approved and ratified by the Company’s Board of Directors.

While AJ Robbins was engaged by the Company, there were no disagreements with AJ Robbins on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure with respect to the Company, which disagreements if not resolved to the satisfaction of AJ Robbins would have caused it to make reference to the subject matter of the disagreements in connection with the report on the Company’s financial statements for the fiscal year ended March 31, 2014.

The Company provided AJ Robbins with a copy of the disclosures to be included in Item 4.01 of this Current Report on Form 8-K and requested that AJ Robbins furnish the Company with a letter addressed to the Commission stating whether or not AJ Robbins agrees with the foregoing statements. A copy of the letter from AJ Robbins to the Commission, dated February 3, 2014, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

The Company engaged Haynie & Company, PC (“Haynie”) as the Company’s independent registered public accounting firm to audit its financial statements for the year ended March 31, 2014, and signed an amended engagement letter with Haynie dated February 3, 2014. As of February 3, 2014, neither the Company, nor anyone acting on its behalf, consulted with Haynie regarding the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided that Haynie concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.     Exhibit Description

16.1                Letter from AJ Robbins, PC to the Securities and Exchange Commission dated February 3, 2014

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wireless Attachments, Inc.

By:	/s/ Steve S. Sinohui
Name:	Steve S. Sinohui
President, Chief Executive Officer, Chief Financial Officer and Sole Director

Date: February 3, 2014

EXHIBIT INDEX

Exhibit No. Description

16.1	Letter from AJ Robbins, PC to the Securities and Exchange Commission dated February 3, 2014.